AMERICAN AADVANTAGE FUNDS
AMERICAN AADVANTAGE MILEAGE FUNDS
Platinum Class

Supplement to the Statement of Additional Information dated March 1, 1999

The following paragraph is added after the fifth paragraph on page 7:

     SWS Financial Services, located at 7001 Preston Road, Dallas, Texas 75205, is the distributor and principal underwriter of the Funds' shares and, as such, receives an annualized fee of $50,000 from the Manager for distributing shares of the Trusts, the American AAdvantage Funds, and the American AAdvantage Mileage Funds.